HISTORICAL PERFORMANCE

The following table shows the actual performance of (i) all of the stocks in the Dow Jones Industrial Average-TM- (DJIA) and (ii) a hypothetical investment in approximately equal values of the five stocks comprising the Select 5 Strategy (but not any trust) for each year indicated.

                                                 SELECT 5
             YEAR                   DJIA         STRATEGY
         ENDED 12/31            TOTAL RETURN   TOTAL RETURN
------------------------------  ------------   ------------
            1974                  -23.14%         -8.34%
            1975                   44.40%         67.12%
            1976                   22.72%         39.23%
            1977                  -12.71%          3.37%
            1978                    2.69%         -1.13%
            1979                   10.52%          7.73%
            1980                   21.41%         39.19%
            1981                   -3.40%          1.31%
            1982                   25.79%         40.35%
            1983                   25.68%         34.68%
            1984                    1.06%          8.71%
            1985                   32.78%         36.27%
            1986                   26.91%         28.41%
            1987                    6.02%          8.82%
            1988                   15.95%         19.91%
            1989                   31.71%         15.64%
            1990                   -0.57%        -17.79%
            1991                   23.93%         60.16%
            1992                    7.35%         21.10%
            1993                   16.74%         31.89%
            1994                    4.95%          6.31%
            1995                   36.49%         28.32%
            1996                   28.57%         23.82%
            1997                   24.75%         17.51%
            1998                   18.01%         10.24%
   1/1/99 through 6/30/99          20.51%         13.65%
------------------------------  ------------   ------------
   Average annual return,
          1974-1998                14.40%         19.31%

Returns shown represent price changes plus dividend returns and do not reflect commissions incurred in buying and selling portfolio securities or taxes. Only the Select 5 Strategy figures reflect Trust sales charges (the full sales charge in the first year; reduced rollover sales charges thereafter), estimated expenses and quarterly reinvestment of dividends. These returns are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with the Trust. The actual returns of a particular trust or purchase of units of a trust will vary from hypothetical strategy returns due to, among other things, timing differences and the fact that an actual trust has sales charges, expenses and commissions. As indicated in the above table, the Select 5 Strategy underperformed a hypothetical investment in all of the stocks in the DJIA in certain years and there can be no assurance that the Trust will outperform a hypothetical investment in all of the stocks in the DJIA over the life of the Trust.

Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's units, when redeemed or sold, may be worth more or less than their original cost.

SCHEDULE OF PORTFOLIO SECURITIES

MORGAN STANLEY DEAN WITTER SELECT EQUITY TRUST SELECT 5 INDUSTRIAL PORTFOLIO
99-4
ON DATE OF DEPOSIT, JUNE 30, 1999

                                                       CURRENT                  PROPORTIONATE   PERCENTAGE OF
                                                        ANNUAL                  RELATIONSHIP      AGGREGATE      PRICE PER
PORTFOLIO                                            DIVIDEND PER   NUMBER OF    BETWEEN NO.    MARKET VALUE      SHARE TO
   NO.      NAME OF ISSUER                            SHARE (1)      SHARES       OF SHARES       OF TRUST         TRUST
---------   ---------------------------------------  ------------   ---------   -------------   -------------   ------------
    1.      Caterpillar                                 $1.30           807        17.62%          19.87%         $60.0000
    2.      Eastman Kodak Co.                            1.76           718        15.67           19.96           67.7500
    3.      General Motors Corp.                         2.00           737        16.09           19.96           66.0000
    4.      Philip Morris Cos., Inc.                     1.76         1,232        26.89           20.32           40.1875
    5.      Sears, Roebuck & Company                     0.92         1,087        23.73           19.88           44.5625
                                                                    ---------
                                                                      4,581
                                                                    ---------
                                                                    ---------

------------------------
(1) Based on the latest quarterly or semiannual declaration. There can be no assurance that future dividend payments, if any, will be maintained in an amount equal to the dividend listed above.

#37268

SUMMARY OF ESSENTIAL INFORMATION
AS OF JUNE 30, 1999

SIZE OF OFFERING
-------------------------------------------

Aggregate Value of Securities......  $243,656.94
Number of Units....................       24,587

PRICE
-------------------------------------------

Public Offering Price Per Unit
  (including sales charge).....           $10.00
Minimum Purchase: $1,000
Public Offering Price Per 100
  Units (including sales
  charge)......................           $1,000

RECORD DATES
-------------------------------------------
October 1, 1999, January 1, 2000, April 1, 2000 and
  September 1, 2000

DISTRIBUTION DATES
-------------------------------------------
October 15, 1999, January 15, 2000, April 15, 2000
  and on or about September 8, 2000

TERMINATION DATE
------------------------------------------------
September 1, 2000

SALES CHARGE
------------------------------------------------
The sales charge is 2.90% of the Public Offering Price of which $20 per 100 Units is deferred. The deferred sales charge generally is paid from the proceeds of securities sold each month commencing September 30, 1999 ($2.50 per 100 units per month for 8 months). Volume discounts begin on orders of $25,000 or more.
------------------------------------------------

TRUSTEE                      SPONSOR
The Chase Manhattan Bank     Dean Witter Reynolds Inc.
270 Park Avenue              2 World Trade Center
New York, New York 10017     New York, New York 10048

--------------------------

    MORGAN STANLEY DEAN WITTER IS A SERVICE MARK OF
    MORGAN STANLEY DEAN WITTER & CO.

INVEST IN THE 5 LOWEST DOLLAR PRICE PER SHARE
STOCKS OF THE 10 HIGHEST YIELDING STOCKS
IN THE DOW JONES INDUSTRIAL AVERAGE-TM-*

SELECT EQUITY TRUSTS

Achieving financial success in today's dynamic markets depends on SELECTING the right investment strategy. As new opportunities emerge, sparked by changing business trends, market strategies must be geared to capitalize on them. Because such opportunities may not be easily identified by individual investors, Morgan Stanley Dean Witter has developed the SELECT 5 INDUSTRIAL PORTFOLIO 99-4. It is specifically designed for investors seeking income and above-average growth potential.

PORTFOLIO SELECTION

The Select 5 Industrial Portfolio consists of the 5 lowest dollar price per share stocks of the 10 common stocks in the Dow Jones Industrial Average having the highest dividend yield (as of June 30, 1999). The Trust helps reduce risks because an investment is divided among 5 stocks from various industry groups.

SHORT-TERM LIFE

The Trust will terminate in approximately one year. The portfolio will then either be liquidated or distributed to unitholders in-kind at their election. You may, of course, sell or redeem your Units prior to the Trust's termination. Although the Trust is a one year investment, the strategy is long term. Investors should consider reinvesting in successive trusts, for example, for at least three to five years, to take advantage of the long term strategy.

NO TURNOVER

The Trust typically has no turnover during its life. Unitholders know exactly where their money is invested. Managed investment portfolios may have very high turnover rates over a one-year period.

EASY LIQUIDITY

All or a portion of your Units may be liquidated at any time, based on net asset value (including deduction for any unpaid deferred sales charge). The price you receive will reflect market conditions and could be more or less than the price originally paid. Investors may at termination choose to receive their share of the Trust's actual underlying securities.

SUITED FOR RETIREMENT ACCOUNTS

This Trust may be an attractive investment vehicle for a self-directed IRA or self-employed retirement plan ("Keogh plan"). Unless held in an IRA or other tax-deferred vehicle there may be current tax consequences associated with an investment in this type of unit investment trust. As an income- and growth-oriented investment it may be a suitable complement to help achieve overall portfolio diversification.

NO MARKET TIMING

The Select 5 Industrial Portfolio leaves "emotional trading" behind by focusing and buying a quality portfolio of blue-chip stocks with high dividend yields. Due to the Trust's "buy and hold" strategy, an investor's money is generally invested at all times. Managed investment vehicles buy and sell securities and may have a sizable percentage of assets in cash.

REINVESTMENT OPTION

Investors may elect to have distributions automatically reinvested in additional units of the Trust subject to the then remaining deferred sales charge.
ROLLOVER OPTIONS

Investors, in connection with the Trust's termination, may elect to roll over their investment into units of a new series, if offered, subject only to the deferred sales charge. There are two rollover options available to investors.

    (1) The TAX-DEFERRED ROLLOVER feature enables investors to defer any capital gains/losses on stocks which are carried over into the new portfolio.

    (2) If an investor prefers not to defer tax consequences, or is holding his investment in a qualified account (e.g., IRA-2000-Registered Trademark-), an investor may elect TRADITIONAL, NON-DEFERRED ROLLOVER.

MORGAN STANLEY DEAN WITTER
DIRECT INVEST-SM-

DIRECT INVEST is an automatic investment program that can help individuals invest for their future, now. Morgan Stanley Dean Witter created DIRECT INVEST because preparing for the future, such as financing a college education, a down payment on a new house, or retirement, can be difficult. Through DIRECT INVEST, regular deductions from a checking or savings account or Morgan Stanley Dean Witter Active Assets-Registered Trademark- Accounts are used to purchase units of the MORGAN STANLEY DEAN WITTER SELECT 5 INDUSTRIAL PORTFOLIO without writing any checks! The program has the additional benefits of allowing investors to choose their own investment schedule, either once a month, twice a month or quarterly, and also to create a purchase rate that fits into their budget. Direct Invest does not assure a profit and does not protect against loss in declining markets.

RISKS

The Trust is an unmanaged, fixed portfolio, and changes in relative dividend yields will not cause changes to the Trust's portfolio. Risks of investing in common stocks such as the Trust's securities include price volatility resulting from factors affecting particular common stock and the equity markets in general. See the Prospectus for more complete information about risks.

--------------------------
*Dow Jones Industrial Average-TM- is the property of Dow Jones & Company, Inc., which has not participated in any way in the creation of the Trust or in the selection of the stocks in the portfolio and has not approved any information included in this brochure or in the Trust's prospectus.

FOR A COPY OF THE PROSPECTUS CONTAINING MORE COMPLETE INFORMATION INCLUDING CHARGES, EXPENSES AND RISKS, CONTACT YOUR FINANCIAL ADVISOR. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

SELECT 5
INDUSTRIAL PORTFOLIO
99-4
(A UNIT INVESTMENT TRUST)

-INCOME AND ABOVE-AVERAGE
 GROWTH POTENTIAL

- EASY LIQUIDITY

- REINVESTMENT & ROLLOVER OPTIONS

- TAX-DEFERRED ROLLOVER FEATURE

-MORGAN STANLEY DEAN WITTER
 DIRECT INVEST-SM-

UNITS OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE UNITS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN UNITS OF THE TRUST IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

MORGAN STANLEY DEAN WITTER